EXHIBIT (10)(I)(9)

ELEVENTH AMENDMENT

TO

HARLEYSVILLE MUTUAL INSURANCE COMPANY

HARLEYSVILLE PREFERRED INSURANCE COMPANY

HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY

HARLEYSVILLE-ATLANTIC INSURANCE COMPANY

HARLEYSVILLE WORCESTER INSURANCE COMPANY

MID-AMERICA INSURANCE COMPANY

HARLEYSVILLE INSURANCE COMPANY OF NEW YORK

HARLEYSVILLE INSURANCE COMPANY OF OHIO

HARLEYSVILLE  PENNLAND INSURANCE COMPANY

HARLEYSVILLE LAKE STATES INSURANCE COMPANY

HARLEYSVILLE INSURANCE COMPANY

PROPORTIONAL REINSURANCE AGREEMENT

            This Eleventh Amendment to the Proportional Reinsurance Agreement is entered into by and between HARLEYSVILLE MUTUAL INSURANCE COMPANY, HARLEYSVILLE PREFERRED INSURANCE COMPANY F/K/A HURON INSURANCE COMPANY, HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY, HARLEYSVILLE-ATLANTIC INSURANCE COMPANY, HARLEYSVILLE WORCESTER INSURANCE COMPANY F/K/A  WORCESTER INSURANCE COMPANY, HARLEYSVILLE INSURANCE COMPANY OF NEW YORK F/K/A NEW YORK CASUALTY INSURANCE COMPANY, HARLEYSVILLE INSURANCE COMPANY OF OHIO F/K/A GREAT OAKS INSURANCE COMPANY, HARLEYSVILLE PENNLAND INSURANCE COMPANY F/K/A PENNLAND INSURANCE COMPANY, HARLEYSVILLE LAKE STATES INSURANCE COMPANY F/K/A LAKE STATES INSURANCE COMPANY and HARLEYSVILLE INSURANCE COMPANY F/K/A MINNESOTA FIRE AND CASUALTY COMPANY.

            The purpose of this Amendment is to amend the Proportional Reinsurance Agreement ("the Agreement") between Harleysville Mutual Insurance Company (“HMIC”), Harleysville Preferred Insurance Company, Harleysville Insurance Company of New Jersey, Harleysville-Atlantic Insurance Company, Harleysville Worcester Insurance Company, Harleysville Insurance Company of New York, Harleysville  Insurance Company of Ohio, Harleysville Pennland Insurance Company (“Pennland”),  Harleysville Lake States Insurance Company and Harleysville Insurance Company dated April 7, 1986, and amended June 30, 1987, December 30, 1988, November 22, 1989, March 19, 1990,

August 9, 1993 (with revision dated August 2, 1994), March 16, 1995, March 18, 1996,  March 3, 1997 (with Addendum dated March 3, 1997), March 4, 1998 and January 7, 2008  in which those companies created a common risk-sharing pool for their underwriting operations, to clarify and expressly state that the premiums, losses and expenses which are ceded and assumed between and among the parties hereto in each party’s proportionate share as set forth in Exhibit I,  as amended, shall not include any premiums, losses and expenses assumed by  HMIC from an insurer or reinsurer  that is not a party to this Agreement,  other than business assumed from any mandatory regulatory pool or association.  In addition, this Amendment amends Paragraph 1.2 of Part  IV and Paragraph 2.2 of Part I of the Proportional Reinsurance Agreement to satisfy requests made by the New York Department of Insurance and the New Jersey Department of Banking and Insurance.

             In consideration of the mutual agreements hereinafter set forth and contained in the Agreement, the parties hereby agree as follows:

1.

Part III is amended by the addition of the following:

1.4.

It is agreed among the parties that all premiums, losses and expenses on all insurance written by HMIC and assumed by it under Paragraph 1.1 above which is pro-rated among the parties in their proportionate share as set forth in Exhibit I, as amended, and all insurance written by HMIC which is ceded to and assumed by the Subsidiaries under Paragraph 1.2 above in their proportionate share as set forth in Exhibit I, as amended, shall expressly not include any premiums, losses and expenses that are voluntarily assumed by  HMIC from an insurer or reinsurer  which  is not  a party hereto.

2.

Paragraph 1.2 of Part IV of the Agreement is hereby amended to read:

1.2.

Each participating Subsidiary agrees to render to HMIC and HMIC agrees to render to the Subsidiaries at least a quarterly accounting within  thirty (30) days after the close of each quarter and the receiving     companies shall have the opportunity for examination and audit, and the balance due shall be paid not later than forty-five (45) days after the close of said quarter.

3.   Paragraph 2.2 of Part I of the Agreement is hereby amended to read:

2.2.   In the event of the insolvency of a ceding company, the accepting company shall pay any amounts due under this Agreement directly to the ceding company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the ceding company without diminution because of the insolvency of the ceding company or because the liquidator, receiver, conservator or statutory successor of the ceding company has failed to pay all or a portion of the claim.  It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the ceding company shall give written notice to the accepting company of the pendency of a claim against the ceding company indicating the policy or bond reinsured, which claim would involve a possible liability on the part of the accepting company within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim the accepting company may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that they may deem available to the ceding company or its liquidator, receiver, conservator, or statutory successor.  Failure to give notice shall not excuse the obligation of the reinsurer unless it is substantially prejudiced thereby.   The expense thus incurred by the accepting company will be chargeable, subject to approval of the court, against the ceding company as part of the expense of conservation or liquidation to the extent of a pro-rata share of the benefit which may accrue to the ceding company solely as a result of the defense undertaken by the accepting company.

Where two or more accepting companies are involved in the same claim and a majority in interest elect to interpose a defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the ceding company.

Any payments by the accepting company shall be made to the ceding company or to its liquidator, receiver, conservator or statutory successor, except as provided by section 1308 of the New York Insurance law or except (a) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the ceding company, and (b) where the accepting company with the consent of the direct insured or insureds has assumed such policy obligations of the ceding company as direct obligations of the accepting company to the payees under such policies and in substitution for the obligation of the ceding company to the payees.

4.

This Proportional Reinsurance Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

5.

No assignment, amendment,  modification, or termination of the Proportional Reinsurance Agreement, this Eleventh Amendment or any of the amendments thereto shall be effective unless such assignment, amendment, modification or termination is (i) filed with the domiciliary regulator(s) at least 30 days prior to the proposed effective date, (ii) not disapproved by the domiciliary regulators, (iii) made in writing, and (iv) signed by the parties hereto.

6.

The Effective Date of this Eleventh Amendment shall be January 1, 2010.

7.

All other terms and conditions of the Proportional Reinsurance Agreement, as amended from time to time, shall remain the same.

            IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to the Proportional Reinsurance Agreement to be executed by their duly authorized respective officers on this 1st day of January, 2010.

ATTEST:                                             HARLEYSVILLE MUTUAL INSURANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ David W. Galloway, Vice President

ATTEST:                                             HARLEYSVILLE PREFERRED INSURNANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ David Bond, Vice President

ATTEST:                                             HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY

/s/ Sandra A. Wallach

                   BY:       /s/ David Bond, Vice President

ATTEST:                                             HARLEYSVILLE-ATLANTIC INSURANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ Mark Cummins, Treasurer, Asst. Secretary

ATTEST:                                             HARLEYSVILL WORCESTER INSURANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ Mark Cummins, Treasurer

ATTEST:                                             HARLEYSVILLE INSURANCE COMPANY OF NEW YORK

/s/ Sandra A. Wallach

                   BY:       /s/ David W. Galloway, Asst. Secretary

ATTEST:                                             HARLEYSVILLE INSURANCE COMPANY OF OHIO

/s/ Sandra A. Wallach

                   BY:       /s/ Allan R. Becker, Vice President

ATTEST:                                             HARLEYSVILLE PENNLAND INSURANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ David W. Galloway, Asst. Secretary

ATTEST:                                             HARLEYSVILLE LAKE STATES INSURANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ Allan R. Becker, Vice President

ATTEST:                                             HARLEYSVILLE INSURANCE COMPANY

/s/ Sandra A. Wallach

                   BY:       /s/ Mark Cummins, Treasurer